UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

April 10, 2007
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 10, 2007, the Board of Directors of Novell, Inc. (“Novell”) approved amendments to Article VI, Sections 6.01, 6.02 and 6.04 of Novell's Bylaws to permit the issuance and transfer of both certificated and uncertificated shares of capital stock, to comply with new rules enacted by The Nasdaq Stock Market, Inc. (“Nasdaq”). The changes also allow the Board of Directors to direct the issuance of uncertificated shares of capital stock in replacement for previously issued shares of certificated capital stock. The new Nasdaq rules require all securities listed on Nasdaq to be eligible for a “direct registration program” operated by a clearing agency. A direct registration program enables investors to establish, either through the company's transfer agent or through the investor's broker-dealer, a book-entry position on the books of the issuer and to electronically transfer their position through the Depositary Trust Company. It also enables investors to have securities registered in their name without having a physical certificate issued. The changes to Article VI of Novell's Bylaws are intended to satisfy these new requirements.

On April 10, 2007, Novell's Board of Directors also approved amendments to Article II, Section 2.11 and Article III, Section 3.13 of the Bylaws revising the deadlines for submission of stockholder proposals for company stockholder meetings. Prior to the recent amendments, Novell's Bylaws required a stockholder to deliver notice of intention to make director nominations or propose other business for consideration in a stockholders' meeting no later than 90 days prior to the first anniversary of the date of the first mailing to stockholders of the prior year's proxy statement. The revised Bylaws provide that, in the event that no annual meeting was held in the prior year or if the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the prior year's annual meeting, notice must be received by Novell's corporate secretary not earlier than 120 days prior to the annual meeting and not later than either (i) 90 days prior to the date of the annual meeting or (ii) ten days following the first public announcement of the meeting date, whichever comes last.

The amended bylaws are effective as of April 10, 2007. The summary of changes to the Bylaws set forth above is qualified in its entirety by reference to the full text of the Bylaws of Novell, a copy of which is attached to this report as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
3.2	Bylaws of Novell, Inc., as amended on April 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: April 16, 2007	By /s/ Joseph A. LaSala, Jr. (Signature) Senior Vice President, General Counsel and Secretary (Title)

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 3.2	Bylaws of Novell, Inc., as amended on April 10, 2007